ROCHDALE INVESTMENT TRUST

July 18, 2012

Supplement to the Statement of Additional Information
dated April 13, 2012, as amended for the
Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Fixed Income Opportunities Portfolio
Rochdale Emerging Markets Portfolio

Effective immediately, the Board of Trustees of Rochdale Investment Trust (the “Board”) has approved the following:

Since 2005, Rochdale Investment Management, LLC (“Adviser”), the investment adviser for each of the several portfolios of Rochdale Investment Trust (“Trust”) and RIM Securities, LLC, the principal underwriter for the Rochdale Funds, have been wholly-owned subsidiaries of Acebes, D’Alessandro & Associates, LLC, (“Adviser’s Parent Company”).  On July 2, 2012, Rochdale and City National Bank (“City National”) signed an agreement pursuant to which City National has acquired 100% ownership of the Adviser’s Parent Company.  This transaction (the “Transaction”) was completed on July 2, 2012 (“Closing Date”).  Following the Transaction, the Adviser continues to operate under the name “Rochdale Investment Management, LLC.”  RIM Securities, LLC also continues to serve as the Trust’s principal underwriter.

Although the Transaction has brought about a change in the ownership of the Adviser, the Transaction did not result in a material change in the identity of those investment professionals primarily responsible for day-to-day portfolio management of the Trust’s several portfolios or the nature or quality of the services provided to the Trust by the Adviser.  Additionally, the rate at which the advisory fee to which the Adviser is entitled for its services to each of the Trust’s several portfolios is computed will remain unchanged.

Under applicable provisions of the Investment Company Act, however, the change in ownership is deemed an “assignment” of the existing investment advisory agreements relating to the several portfolios of the Trust and to which the Adviser is a party.  Under these provisions, such an assignment results in the automatic termination of those contracts (“Prior Contracts”) at the time the change in ownership contemplated by the Transaction occurs.  Accordingly, to prevent potential disruption in the investment advisory services provided to the Trust under the terms of the Prior Contracts, including certain subadvisory agreements relating to the Fixed Income Opportunity Portfolio, the Adviser asked the Trust’s Board of Trustees to consider and approve a new investment advisory agreement with the Adviser and new subadvisory agreements with each of the three subadvisers that serve the Fixed Income Opportunities Portfolio and to submit such agreements (“New Advisory Agreements”) to the Trust’s shareholders for their approval.  The terms of the New Agreements are, in all material respects, the same as the Prior Contracts.  The Board of Trustees reviewed the Transaction, unanimously approved the New Advisory Agreements and recommended their approval by the shareholders of the Trust’s several portfolios.  The shareholders of each of the Trust’s Portfolios approved the New Advisory Agreements on June 15, 2012 and they became effective upon the closing of the transaction on July 2, 2012.

City National Bank is a wholly-owned subsidiary of Los Angeles-based City National Corporation (NYSE: CYN).  It offers a full complement of banking, trust and investment services through 79 offices, including 16 full-service regional centers in Southern California, the San Francisco Bay Area, Nevada, New York City, Nashville, Tennessee, and Atlanta Georgia.

Additionally, the “Trustees and Executive Officers” section of the SAI, as supplemented, has been deleted and replaced with the following:

TRUSTEES AND EXECUTIVE OFFICERS

The Trust’s Board of Trustees (“Board”) currently consists of four members.  A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.”  The Board’s Chairman is the President, Chief Executive Officer and Director of Research of the Trust’s investment advisor and is, therefore, an “Interested Person” of the Trust for purposes of the Investment Company Act.  Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board.  The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios.

The Trustees overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share.  The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Trust are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Trust’s CCO and the full Board (and, at the discretion of the Independent Trustees, the Independent Trustees separately) meets with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board, and the Audit Committee (or, Audit Committee Chair) meet at least annually with the Trust’s independent public accounting firm.  The overall small size of the Board (with only four members) assures significant participation by every Board member, so that no separate role for a “lead” Independent Trustee has been deemed necessary.

The current Trustees and officers, including the Independent Trustees, their affiliations, ages and principal occupations for the past five years are set forth below.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Born: 1957	Chairman, President, and Trustee	Chairman Since 2012 President Since 1998; and Trustee Since 2011	Chairman, President, Chief Executive Officer and Director of Research of Rochdale Investment Management	8	*
William O’Donnell 570 Lexington Avenue New York, NY 10022 Born: 1964	Treasurer	Since 2011
Chief Financial Officer of Rochdale Investment Management LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee-Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to September 2009
				N/A	N/A
Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1972	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management and Symphonic Financial Advisors	N/A	N/A
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1971	Secretary	Since 2010	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Born: 1951	Trustee	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services)	8	*
Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Born: 1947	Trustee	Since 2011	President and Director, Museum of the City of New York	8	*
Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Born:1958	Trustee	Since 2011	Financial Services Consultant	8	Lapolla Industries, Inc. (2007 – present); *

*  Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Structured Claims Fixed Income Fund LLC; Rochdale Alternative Total Return Fund; and Rochdale International Trade Fixed Income Fund.

Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills.  Mr. D’Alessandro has more than 25 years of experience in the asset management field and has been instrumental in the development and management of each of the Portfolios.  Mr. D’Alessandro also has a background in accounting and auditing prior to Rochdale.  Mr. Hanwacker, who is a certified public accountant, has more than 30 years of experience in financial services including experience in fund management and servicing, the development of a mutual fund rating service and the auditing of mutual fund companies and investment advisers.  Ms. Jones has more than 30 years of experience in the non-profit sector which includes the financial management of multiple museums and associated fundraising.   Ms. Jones’ background enables her to bring a different perspective to the oversight of the Trust while still maintaining a solid financial management knowledge base.  Mr. Nadel, who is a certified public accountant, has over 30 years of experience in the financial services sector, extensive experience in mutual fund management, broker dealer and banking operations and the auditing of mutual fund companies.

The Board of Trustees has established one standing committee, an Audit Committee, as described below. The Board has not established a standing nominating committee, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.  When evaluating individuals for recommendation for Board membership, the Independent Trustees consider the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.  The Independent Trustees will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended December 31, 2011, the Audit Committee met twice.  All of the Independent Trustees are members of the Audit Committee.

In addition to the Audit Committee of the Board, the Board has also established a “Pricing Committee.” The “Pricing Committee” is not a committee of the Board, but is responsible for implementing board approved procedures for valuing Portfolio securities and calculating the net asset value of the Trust’s Portfolios.  The members of the Pricing Committee, which reports directly to the Board, are appointed by the Board. They are David Abella, Greg Giaquinto, Tony Hu, Elizabeth Dooley and Fang Zhou.*  Additionally, officers of the Trust’s Advisor and Administrator assist the Pricing Committee on an ex-officio basis. They are Keith Shintani, William O’Donnell and Kurt Hawkesworth.

* Each is an employee of Rochdale.

Board Compensation
Set forth below is the rate of compensation received by the following Trustees from all Portfolios for the calendar year ended December 31, 2011.  This total amount is allocated among the Portfolios.   For the fiscal year ended December 31, 2011, Independent Trustees received an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting.  Independent Trustees also are reimbursed for expenses in connection with each Board meeting attended.  No other compensation or retirement benefits are received by any Trustee or officer from the Portfolios.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  Total compensation paid to Independent Trustees was $33,000.

	Aggregate Compensation from the Portfolios
Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio	Total Compensation from Portfolio and Portfolio Complex
Independent Trustees*
Maxime C. Baretge	$189	$185	$387	$417	$1,521	$0	$3,000
Daniel A. Hanwacker	$300	$293	$772	$833	$3,378	$0	$6,000
Susan Henshaw-Jones	$300	$293	$772	$833	$3,378	$0	$6,000
Jay C.Nadel	$451	$439	$1,159	$1,249	$5,067	$0	$9,000
Jerry Roland	$237	$231	$483	$521	$1,901	$0	$3,750
Thomas J. Volpe	$331	$324	$677	$730	$2,661	$0	$5,250
Interested Trustees

Garrett D’Alessandro	None	None	None	None	None	None	None

* Mr. Baretge resigned from the Board effective June 14, 2011.  Mr. Roland and Mr. Volpe resigned from the Board effective August 15, 2011.  Mr. Nadel was appointed to the Board on June 14, 2011 and elected to the Board on August 15, 2011.  Mr. Hanwacker and Ms. Jones were elected to the Board on August 15, 2011.

Board Interest in the Portfolio

As of the date of this SAI, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any Portfolio.  Rochdale Investment Management has a substantial holding in all of the Portfolios. The Officers and Trustees owned the following amounts of the Portfolios as of December 31, 2011:

 Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Garrett D’Alessandro(1)	A	A	C	A	A	A	C
Daniel A. Hanwacker	A	A	A	A	A	A	A
Susan Henshaw Jones	A	A	A	A	A	A	A
Jay C. Nadel	A	A	A	A	E	A	E
William O’Donnell	A	A	A	A	A	A	A

(1) Garrett D’Alessandro is a primary owner of Rochdale Corporation, which owns shares of the Portfolios between   $50,001 and $100,000 and shares in the family of investment companies in excess of $100,000.

Please retain this Supplement with the Statement of Additional Information.